This is filed pursuant to Rule 497(e).
File Nos. 333-37177 and 811-8403.

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[LOGO] AllianceBernstein Investments, Inc.


                                   ALLIANCEBERNSTEIN INSTITUTIONAL FUNDS, INC.--
                             AllianceBernstein Premier Growth Institutional Fund


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Supplement dated August 3, 2006 to the Prospectus dated March 1, 2006 for
AllianceBernstein Institutional Funds, Inc., offering shares of
AllianceBernstein Premier Growth Institutional Fund.

On August 3, 2006, the Board of Directors of AllianceBernstein Premier Growth Institutional Fund ("Premier Growth Institutional") approved the proposed acquisition of the assets of Premier Growth Institutional by AllianceBernstein Large Cap Growth Fund ("Large Cap Growth") (the "Acquisition"). Also on that date, the Board of Directors of Large Cap Growth approved the proposed Acquisition. Premier Growth Institutional will seek shareholder approval of the Acquisition. If Premier Growth Institutional shareholders approve the proposed Acquisition, all of Premier Growth Institutional's assets will be transferred to Large Cap Growth, and shareholders of Premier Growth Institutional will receive shares of Large Cap Growth in exchange for their shares.

Premier Growth Institutional will mail to shareholders of record on September 1, 2006 information detailing the proposal relating to the Acquisition and requesting them to vote on the proposal at a Special Meeting of Shareholders scheduled for November 7, 2006 (the "Meeting"). If approved at the Meeting, the Acquisition is proposed to take place as soon as practicable.

For more information, please call your financial advisor or visit our website at www.AllianceBernstein.com.

You should retain this supplement with your Prospectus for future reference.





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